UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 18, 2025, the Company held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing eleven (11) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2026 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of shares of common stock entitled to vote as of the record date was 51,662,637, of which 49,666,068 votes, or 96.1%, were present in person or by proxy.

Proposal 1: The election of eleven (11) director nominees to serve on the Board, each for a one-year term expiring at the 2026 Annual Meeting of Stockholders.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Spector	45,012,193	547,997	1,290	4,104,588
Doug Jones	45,283,342	269,908	8,230	4,104,588
Sunil Chandra	45,433,579	30,617	97,284	4,104,588
Jonathon S. Jacobson	44,158,240	1,401,949	1,291	4,104,588
Patrick Kinsella	45,452,638	107,543	1,299	4,104,588
Joseph Mazzella	45,330,820	229,361	1,299	4,104,588
Anne D. McCallion	45,516,367	43,821	1,292	4,104,588
Farhad Nanji	45,205,728	354,450	1,302	4,104,588
Jeffrey A. Perlowitz	45,445,149	115,040	1,291	4,104,588
Lisa M. Shalett	44,337,271	907,860	316,349	4,104,588
Theodore W. Tozer	45,547,476	12,413	1,591	4,104,588

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,561,824	103,324	920	0

Proposal 3: Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,280,206	4,240,564	40,710	4,104,588

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: June 18, 2025	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer